                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 16, 1999


                                  GO2NET, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                  --------------------------------------------
                        (STATE OR OTHER JURISDICTION OF
                                 INCORPORATION)


           0-22047                                    91-1710182
           -------                                    ----------
         (Commission                                (IRS Employer
         File Number)                             Identification No.)


      999 Third Avenue, Suite 4700
      Seattle, Washington                              98104
      ----------------------------                     -----
  (Address of principal executive offices)           (Zip Code)


                                 (206) 447-1595

              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

HAGGLE ONLINE, INC.
     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 3, 1999, related to the Registrant's completion of the acquisition of Haggle Online, Inc. ("HO") by means of a merger of Haggle Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant with and into HO, as set forth below and in the pages attached hereto:

USAONLINE, INC.

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 3, 1998, related to the Registrant's completion of the acquisition of USAOnline, Inc. ("USAOnline") by means of a merger of USAO Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Registrant with and into USAOnline, as set forth below and in the pages attached hereto.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     See Exhibit 20.1 for the audited financial statements of Haggle Online See Exhibit 20.2 for the audited financial statements of USAOnline
     See Exhibit 20.3 for the unaudited condensed financial statements of Haggle Online
     See Exhibit 20.4 for the unaudited condensed financial statements of USAOnline

(b)  UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Condensed Combined Financial Statements reflect the business combinations between Go2Net, Inc. ("Go2Net" or the "Company") and HO and between Go2Net and USAOnline. These mergers were accounted for under the purchase method of accounting in accordance with APB Opinion No. 16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. The estimated fair values contained herein are preliminary in nature and may not be indicative of the final purchase price allocation. Any amounts that may be allocable to in process research and development would be recorded as one time charges that would reduce the goodwill reflected in the pro forma condensed combined balance sheet and reduce the amount of amortization of goodwill reflected in the pro forma condensed combined statement of operations. Such preliminary estimates of the fair values of the assets and liabilities of HO and USAOnline have been combined with the recorded values of the assets and liabilities of Go2Net in the unaudited pro forma condensed combined financial statements. The Unaudited Pro Forma Condensed Combined Financial Statements are based on, and should be read in conjunction with, the historical financial statements and the notes thereto of Go2Net included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 29, 1998, and the historical financial statements and the notes thereto of HO and USAOnline included herein.

     The unaudited pro forma condensed combined balance sheets have been prepared to reflect the mergers of HO and USAOnline as if they occurred March 31, 1999. The unaudited pro forma condensed combined statements of operations reflect the combined results of operations of Go2Net for the year ended September 30, 1998 and HO and USAOnline for the year ended December 31, 1998 and the six months ended March 31, 1999 as if the Mergers occurred on October 1, 1997.

     The proforma condensed combined consolidated balance sheets and statements of operations are provided for illustrative purposes only and should be read in conjunction with the accompanying notes thereto, the audited financial statements and notes thereto of Go2Net included in its annual report on 10-K for the year ended September 30, 1998, the unaudited financial statements and notes thereto for the six months ended March 31, 1999, included in its Quarterly Report on 10-Q for the six month period then ended and the audited financial statements and notes thereto of HO and USAOnline for the year ended December 31, 1998, both of which are included elsewhere in this document. The proforma data is not necessarily indicative of the operating results or financial position that would have been achieved had the Mergers been consummated at the dates indicated, nor is it necessarily indicative of future operating results and financial condition.

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

                                 MARCH 31, 1999



                                                                                                               HAGGLE ONLINE
                                                                                 HAGGLE                          PRO FORMA
                                                                GO2NET           ONLINE          USA ONLINE     ADJUSTMENTS
                                                                ------           ------        --------------   -----------
ASSETS
Current assets:
    Cash and cash equivalents ............................   $ 129,882,994    $      10,803    $       5,997   $          --
    Short-term investments ...............................      44,294,249               --               --              --
    Trade account receivables, net .......................       1,979,453            9,913           71,774              --
    Other accounts receivable ............................       1,046,105               --               --              --
    Prepaid expenses .....................................         491,272              593            6,443              --
                                                             -------------    -------------    -------------   -------------
         Total current assets ............................     177,694,073           21,309           84,214              --

Property and equipment, net ..............................       1,277,384            2,400           12,352              --
Other assets, net ........................................         150,465               --               --              --
Intangible assets, net ...................................              --               --               --       6,560,568 (c)
Long term investments ....................................       5,055,656               --               --              --
Deposits .................................................         250,000               --               --              --
                                                             -------------    -------------    -------------   -------------

Total assets .............................................   $ 184,427,578    $      23,709    $      96,566   $   6,560,568
                                                             -------------    -------------    -------------   -------------
                                                             -------------    -------------    -------------   -------------

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Accounts payable and accrued expenses ................   $   1,646,994    $      25,117    $      52,413          $   --
    Accrued compensation and benefits ....................         395,782               --               --              --
    Short term debt ......................................          13,229               --               --              --
    Deferred revenue .....................................       1,429,914               --               --              --
                                                             -------------    -------------    -------------   -------------
         Total current liabilities .......................       3,485,919           25,117           52,413              --

Shareholders' equity (deficit):
Preferred stock ..........................................     219,712,624               --               --              --
Common stock .............................................      18,206,747              401           68,094            (401)(b)
 ..........................................................                                                         6,559,160 (a)
Retained earnings (accumulated deficit)...................     (56,977,712)          (1,809)         (23,941)          1,809 (b)
                                                             -------------    -------------    -------------   -------------
         Total shareholders' equity (deficit) ............     180,941,659           (1,408)          44,153       6,560,568
                                                             -------------    -------------    -------------   -------------
         Total liabilities and shareholders'
           equity (deficit)...............................   $ 184,427,578    $      23,709    $      96,566   $   6,560,568
                                                             -------------    -------------    -------------   -------------
                                                             -------------    -------------    -------------   -------------

























                                                              USA ONLINE
                                                               PRO FORMA                 PRO FORMA
                                                              ADJUSTMENTS                 BALANCE
                                                              -----------                ---------
ASSETS
Current assets:
    Cash and cash equivalents ............................            $ --             $ 129,899,794
    Short-term investments ...............................              --                44,294,249
    Trade account receivables, net .......................              --                 2,061,140
    Other accounts receivable ............................              --                 1,046,105
    Prepaid expenses .....................................              --                   498,308
                                                             -------------             -------------
         Total current assets ............................              --               177,799,596

Property and equipment, net ..............................              --                 1,292,136
Other assets, net ........................................              --                   150,465
Intangible assets, net ...................................      22,533,375 (f)            29,093,943
Long term investments ....................................              --                 5,055,656
Deposits .................................................              --                   250,000
                                                             -------------             -------------

Total assets .............................................   $  22,533,375             $ 213,641,796
                                                             -------------             -------------
                                                             -------------             -------------

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Accounts payable and accrued expenses ................             $--             $   1,724,524
    Accrued compensation and benefits ....................              --                   395,782
    Short term debt ......................................              --                    13,229
    Deferred revenue .....................................              --                 1,429,914
                                                             -------------             -------------
         Total current liabilities .......................              --                 3,563,449

Shareholders' equity (deficit):
Preferred stock ..........................................              --               219,712,624
Common stock .............................................         (68,094)(e)            18,206,747
 ..........................................................      22,577,528 (d)            29,136,688
Retained earnings (accumulated deficit)...................          23,941 (e)           (56,977,712)
                                                             -------------             -------------
         Total shareholders' equity (deficit).............      22,533,375               210,078,347
                                                             -------------             -------------
         Total liabilities and shareholders'
           equity (deficit)...............................   $  22,533,375             $ 213,641,796
                                                             -------------             -------------
                                                             -------------             -------------

                             See accompanying notes.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                      SEPTEMBER 30        DECEMBER 31        DECEMBER 31      HAGGLE ONLINE
                                                      ------------        -----------        -----------
                                                         1998                1998              1998
                                                         ----                ----              ----
                                                                                                                 PRO FORMA
                                                         GO2NET          HAGGLE ONLINE       USA ONLINE         ADJUSTMENTS
                                                         ------          -------------     --------------       -----------
Revenue ...........................................   $  4,830,882       $     13,498       $     12,098       $         --
Cost of revenue ...................................      1,803,895              4,171              2,531                 --
                                                      ------------       ------------       ------------       ------------
          Gross profit ............................      3,026,987              9,327              9,567                 --

Operating expenses:
  Sales and marketing .............................      1,281,312             17,838                 --                 --
  Product development .............................      1,124,623                 --                 --                 --
  General and administrative ......................      2,066,962              8,052             13,598                 --
  Amortization of intangible assets ...............             --                 --                 --          2,186,856 (c)
  Merger and acquisition costs ....................      1,035,494                 --                 --                 --
  Impairment loss .................................        398,126                 --                 --                 --
  Stock compensation ..............................             --                 --             16,443                 --
                                                      ------------       ------------       ------------       ------------
          Total operating expenses ................      5,906,517             25,890             30,041          2,186,856
                                                      ------------       ------------       ------------       ------------

Loss from operations ..............................     (2,879,530)           (16,563)           (20,474)        (2,186,856)

Interest income, net ..............................        508,405                 --                 --                 --
                                                      ------------       ------------       ------------       ------------

Loss before taxes .................................     (2,371,125)           (16,563)           (20,474)        (2,186,856)

Income taxes ......................................             --              1,127                200                 --
                                                      ------------       ------------       ------------       ------------
Net loss ..........................................   $ (2,371,125)      $    (17,690)      $    (20,674)      $ (2,186,856)
                                                      ------------       ------------       ------------       ------------
                                                      ------------       ------------       ------------       ------------

Basic and diluted net loss per share ..............   $      (0.21)

Number of shares used in computing basic and
diluted net loss per share.........................     11,563,874                                                   41,000































                                                       USA ONLINE

                                                        PRO FORMA          PRO FORMA
                                                       ADJUSTMENTS          BALANCE
                                                       -----------          --------
Revenue ...........................................    $         --       $  4,856,478
Cost of revenue ...................................              --          1,810,597
                                                       ------------       ------------
          Gross profit ............................              --          3,045,881

Operating expenses:
  Sales and marketing .............................              --          1,299,150
  Product development .............................              --          1,124,623
  General and administrative ......................              --          2,088,612
  Amortization of intangible assets ...............       7,511,125 (f)      9,697,981
  Merger and acquisition costs ....................              --          1,035,494
  Impairment loss .................................              --            398,126
  Stock compensation ..............................              --             16,443
                                                       ------------       ------------
          Total operating expenses ................       7,511,125         15,660,429
                                                       ------------       ------------

Loss from operations ..............................      (7,511,125)       (12,614,548)

Interest income, net ..............................              --            508,405
                                                       ------------       ------------

Loss before taxes .................................      (7,511,125)       (12,106,143)

Income taxes ......................................              --              1,327
                                                       ------------       ------------
Net loss ..........................................    $ (7,511,125)      $(12,107,470)
                                                       ------------       ------------
                                                       ------------       ------------

Basic and diluted net loss per share ..............                       $      (1.03)

Number of shares used in computing basic and
diluted net loss per share.........................         150,000         11,754,874


                             See accompanying notes.
                                       -5-

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED MARCH 31, 1999

                                                                                                                 HAGGLE ONLINE
                                                                                                                   PRO FORMA
                                                           GO2NET        HAGGLE ONLINE       USA ONLINE           ADJUSTMENTS
                                                           ------        -------------     --------------         -----------
Revenue ...........................................     $  6,925,283          $  18,945          $  81,197       $        --
Cost of revenue ...................................        1,626,758                499             11,350                --
                                                        ------------          ---------          ---------       -----------
          Gross profit ............................        5,298,525             18,446             69,847                --

Operating expenses:
  Sales and marketing .............................        2,137,303              5,914                 --                --
  Product development .............................          817,693                 --                 --                --
  General and administrative ......................        1,946,725             22,064             44,804                --
  Amortization of intangible assets ...............               --                 --                 --         1,093,428 (c)
  Merger and acquisition costs ....................          650,257                 --                 --                --
  Stock compensation ..............................           77,267                 --                 --                --
                                                        ------------          ---------          ---------       -----------
          Total operating expenses ................        5,629,245             27,978             44,804        1,093,428
                                                        ------------          ---------          ---------       -----------

Income (loss) from operations .....................         (330,720)            (9,532)            25,043       (1,093,428)

Interest income, net ..............................          729,178                146                 --                --
                                                        ------------          ---------          ---------       -----------
Income/(loss) before taxes ........................          398,458             (9,386)            25,043       (1,093,428)

Income taxes ......................................               --                 --                250                --
                                                        ------------          ---------          ---------       -----------
Income/(loss) before preferred stock dividend......          398,458             (9,386)            24,793        (1,093,428)

Preferred stock dividend ..........................       52,930,286                 --                 --                --
                                                        ------------          ---------          ---------       -----------

Net income (loss) applicable to common
 shareholders......................................     $(52,531,828)         $  (9,386)         $  24,793       $(1,093,428)
                                                        ------------          ---------          ---------       -----------
                                                        ------------          ---------          ---------       -----------

Basic and diluted net loss per share...............     $      (4.15)
                                                        ------------
                                                        ------------

Number of shares used in computing
 basic and diluted net loss per share..............       12,653,634                                                  41,000






























                                                            USA ONLINE
                                                             PRO FORMA        PRO FORMA
                                                            ADJUSTMENTS        BALANCE
                                                            -----------       ---------
Revenue ...........................................      $           --     $  7,025,425
Cost of revenue ...................................                  --        1,638,607
                                                         --------------     ------------
          Gross profit ............................                  --        5,386,818

Operating expenses:
  Sales and marketing .............................                  --        2,143,217
  Product development .............................                  --          817,693
   General and administrative .....................                  --        2,013,593
   Amortization of intangible assets ..............           3,755,563 (f)    4,848,991
   Merger and acquisition costs ...................                  --          650,257
  Stock compensation ..............................                  --           77,267
                                                         --------------     ------------
          Total operating expenses ................           3,755,563       10,551,018
                                                         --------------     ------------

Income (loss) from operations .....................          (3,755,563)      (5,164,200)

Interest income, net ..............................                  --          729,324
                                                         --------------     ------------
Income/(loss) before taxes ........................          (3,755,563)      (4,434,876)

Income taxes ......................................                  --              250
                                                         --------------     ------------
Income/(loss) before preferred stock dividend......          (3,755,563)      (4,435,126)

Preferred stock dividend ..........................                  --       52,930,286
                                                         --------------     ------------

Net income (loss) applicable to common
 shareholders......................................      $   (3,755,563)    $(57,365,412)
                                                         --------------     ------------
                                                         --------------     ------------

Basic and diluted net loss per share...............                         $      (4.47)
                                                                            ------------
                                                                            ------------

Number of shares used in computing
 basic and diluted net loss per share .............             150,000       12,844,634


                             See accompanying notes.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                        CONSOLIDATED FINANCIAL STATEMENTS


1.  PERIODS COMBINED

The unaudited pro forma combined condensed balance sheets have been prepared to reflect the mergers of HO and USAOnline as if they occurred on March 31, 1999. The unaudited pro forma combined condensed consolidated statements of operations reflect the combined results of operations of GO2Net for the year ended September 30, 1998 and HO and USAOnline for the year ended December 31, 1998 and the six months ended March 31, 1999 as if the Mergers occurred on October 1, 1997.

2.  BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements reflect the issuance of approximately 41,000 shares of Go2Net Common Stock for all of the outstanding shares of HO Common Stock in connection with the Merger at an exchange ratio of 0.01025 shares of Go2Net Common Stock for each share of HO Common Stock.

The unaudited pro forma condensed combined financial statements reflect the issuance of approximately 150,000 shares of Go2Net Common Stock for all of the outstanding shares of USAOnline Common Stock in connection with the Merger at an exchange ratio of 1.11111 shares of Go2Net Common Stock for each share of USAOnline Common Stock.

These mergers were accounted for under the purchase method of accounting in accordance with APB Opinion No.16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Estimates of the fair values of the assets and liabilities of HO and USAOnline have been combined with the recorded values of the assets and liabilities of Go2Net in the unaudited pro forma combined condensed consolidated financial statements.

3.  MERGER TRANSACTION COSTS

Go2Net and HO incurred direct transaction costs of approximately $65,000 associated with the Merger, primarily for legal and accounting fees. These costs will be included with goodwill and amortized over three years. There can be no assurance that Go2Net will not incur additional charges in subsequent quarters to reflect costs associated with the Merger or that management will be successful in their efforts to integrate the operations of the two companies.

Go2Net and USAOnline incurred direct transaction costs of approximately $65,000 associated with the Merger, primarily for legal and accounting fees. These costs will be included with goodwill and amortized over three years. There can be no assurance that Go2Net will not incur additional charges in subsequent quarters to reflect costs associated with the Merger or that management will be successful in their efforts to integrate the operations of the two companies.

4.  PRO FORMA LOSS PER SHARE

The pro forma combined basic and diluted net loss per share is based on the combined weighted average number of common shares of Go2Net Common Stock, HO Common Stock and USAOnline Common Stock outstanding during the periods using the exchange ratios. All stock options and shares subject to repurchase rights have been excluded from the computation of pro forma combined basic and diluted net loss per share because all such securities are anti-dilutive for the periods presented.

5.  CONFORMING AND RECLASSIFICATION ADJUSTMENTS

There were no adjustments required to conform the accounting policies of Go2Net, HO and USAOnline. Certain amounts for HO and USAOnline have been reclassified to conform with Go2Net's financial statement presentation. Pro forma adjustments were required to record goodwill and the related amortization expense as if the transactions occurred on October 1, 1997.

6.  PRO FORMA ADJUSTMENTS

HAGGLE ONLINE

     (a) To reflect the issuance of approximately 41,000 shares of Go2Net Common Stock and the assumption of all outstanding options in connection with the HO Merger, for an aggregate purchase price of approximately $6.5 million, including approximately $65,000 of transaction costs.

     (b)  To eliminate the historical shareholders' deficit of Haggle.

     (c) To record the excess of the purchase price over the fair value of assets and liabilities acquired in connection with the Haggle Merger, and the related amortization. The purchase price allocation is based on management's estimates of the fair values of the tangible assets, intangible assets and technology. The book value of tangible assets and liabilities acquired are assumed to approximate fair value. The goodwill and substantially all other purchased intangible assets will be amortized on a straight line basis over approximately 3 years.

USAONLINE

     (d) To reflect the issuance of 150,000 shares of Go2Net Common Stock in connection with the USAOnline Merger, for an aggregate purchase price of approximately $22.5 million, including approximately $65,000 of transaction costs.

     (e)  To eliminate the historical shareholders' equity of USAOnline.

     (f) To record the excess of the purchase price over the fair value of assets and liabilities acquired in connection with the USAOnline Merger, and the related amortization. The purchase price allocation is based on management's estimates of the fair values of the tangible assets, intangible assets and technology. The book value of tangible assets and liabilities acquired are assumed to approximate fair value. The goodwill and substantially all other purchased intangible assets will be amortized on a straight line basis over approximately 3 years.

     (c)  EXHIBITS.

          The following exhibits are filed herewith:

          20.1 Haggle Online, Inc. audited financial statements for the year ended December 31, 1998 and period since inception to December 31, 1997.

          20.2 USAOnline, Inc. audited financial statements for the years ended December 31, 1998, 1997 and 1996

          20.3    Unaudited condensed financial statements of Haggle Online

          20.4    Unaudited condensed financial statements of USAOnline

          23.1    Consent of Ernst & Young LLP, Independent Auditors

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                  GO2NET, INC.


Date:  July 2, 1999               By:  /s/ Russell C. Horowitz

                                       Russell C. Horowitz
                                       Chief Executive Officer,
                                       Chief Administrative Officer and
                                       Chief Financial Officer